UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  July 18, 2002


                             MYLAN LABORATORIES INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



 Pennsylvania                 1-9114                     25-1211621
-----------------       ------------------           -------------------
(State or other          (Commission                 (I.R.S. Employer
 jurisdiction of          File Number)                Identification No.)
  incorporation)



                               130 Seventh Street
                              1030 Century Building
                              Pittsburgh, PA 15222
                              --------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (412) 232-0100

Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

         On July 18, 2002, the Registrant issued a press release entitled "Mylan Announces Succession Plan," a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)        Financial statements of businesses acquired.

                    None.

(b)      Pro forma financial information.

                    None.

         (c)        Exhibits.

                    99.1      News Release dated July 18, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MYLAN LABORATORIES INC.


                                        By:        /s/ Patricia A. Sunseri
                                                  --------------------------
                                                  Patricia A. Sunseri,
                                                  Senior Vice President,
                                                  Investor and Public Relations


Date:        July 22, 2002
             Pittsburgh, Pennsylvania